UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 14, 2013
_____________
KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Kennedy-Wilson Holdings, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein. In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma information relating to its acquisitions of 950 Harrington Avenue, a multifamily property located in Renton, Washington ("Harrington") and 1429 East Spring Lane, a multifamily property located in Holladay, Utah ("Sandpiper").

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired
		Page
950 Harrington Avenue:
	Independent Auditors' Report	2
	Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011	3
	Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011	4
1492 East Spring Lane:
	Independent Auditors' Report	6
	Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011	7
	Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011	8
(b)	Pro forma financial information
Kennedy-Wilson Holdings, Inc.:
	Kennedy-Wilson Holdings, Inc. and Subsidiaries Unaudited Pro Forma Financial Information	10
	Unaudited Pro Forma Balance Sheet as of September 30, 2012	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2012	13
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011	15
(c)	Exhibits
	23.1 Consent of KPMG LLP, dated February 14, 2013

Independent Auditors' Report

The Board of Directors
Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying statement of revenues and certain expenses (Historical Summary) of 950 Harrington Avenue (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
February 14, 2013

950 Harrington Avenue

Statements of Revenues and Certain Expenses
Nine-Months Ended September 30, 2012 (Unaudited) and the
Year Ended December 31, 2011

	Nine-Months Ended September 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental income	$1,689,000	$1,409,000
Other income	256,000	137,000
Total revenues	1,945,000	1,546,000
Certain expenses:
Property operating and maintenance	697,000	695,000
Property taxes and insurance	86,000	222,000
Total certain expenses	783,000	917,000
Revenues in excess of certain expenses	$1,162,000	$629,000

See accompanying notes to statements of revenues and certain expenses.

950 Harrington Avenue

Notes to Statements of Revenues and Certain Expenses
Nine-Months Ended September 30, 2012 (Unaudited) and the
Year Ended December 31, 2011

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 950 Harrington Ave. ("the Property"). The Property is a 217 unit multifamily residential building, located in Renton, Washington. The Property was purchased on November 20, 2012 by KW Harrington, LLC a wholly owned subsidiary of Kennedy-Wilson Holdings, Inc.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the nine months ended September 30, 2012 and the year ended December 31, 2011 due to exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization,

•	Management fees, and

•	Mortgage interest expense since the Property was refinanced at the time of the change in ownership.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the nine-months ended September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

950 Harrington Avenue

Notes to Statements of Revenues and Certain Expenses
Nine-Months Ended September 30, 2012 (Unaudited) and the
Year Ended December 31, 2011

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of September 30, 2012, the minimum future cash rents receivable under noncancelable operating leases through December 31, 2013 are as follows:

October 1, 2012 - December 31, 2012	$598,000
2013	750,000
$1,348,000

(4)	Property Taxes

The Property is participating in the City of Renton’s Multi-Family Housing Property Tax Exemption Program. The program allows the value of qualified new housing construction to be exempt from a property tax for eight to twelve years and the property was granted a ten year exemption. The property was issued its final certificate of tax exemption on September 1, 2011 and it was made effective in calendar year 2012.

(5)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors' Report

The Board of Directors
Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying statement of revenues and certain expenses (Historical Summary) of 1492 East Spring Lane (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
February 14, 2013

1492 EAST SPRING LANE

Statements of Revenues and Certain Expenses
Nine-Months Ended September 30, 2012 (Unaudited) and the
Year Ended December 31, 2011

	Nine-Months Ended September 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental income	$3,062,000	$3,825,000
Tenant recoveries and other income	437,000	444,000
Total revenues	3,499,000	4,269,000
Certain expenses:
Property operating and maintenance	708,000	939,000
Property taxes and insurance	218,000	290,000
Interest	1,167,000	1,310,000
Total certain expenses	2,093,000	2,539,000
Revenues in excess of certain expenses	$1,406,000	$1,730,000

See accompanying notes to statements of revenues and certain expenses.

1492 EAST SPRING LANE

Notes to Statements of Revenues and Certain Expenses
Nine-Months Ended September 30, 2012 (Unaudited) and the
Year Ended December 31, 2011

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 1492 East Spring Lane ("the Property"). The Property is a 366 unit multifamily residential building located in Holladay, Utah. The Property was purchased on November 27, 2012 by KW Sandpiper, LLC a wholly owned subsidiary of Kennedy-Wilson Holdings, Inc.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the nine months ended September 30, 2012 and the year ended December 31, 2011 due to exclusion of certain expenses, such as depreciation and amortization and management fees, which may not be comparable to the proposed future operations of the property.
Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the nine-months ended September 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

1492 EAST SPRING LANE

Notes to Statements of Revenues and Certain Expenses
Nine-Months Ended September 30, 2012 (Unaudited) and the
Year Ended December 31, 2011

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of September 30, 2012, the minimum future cash rents receivable under noncancelable operating leases through December 31, 2013 are as follows:

October 1, 2012 - December 31, 2012	$885,000
2013	1,105,000
$1,990,000

(4)	Mortgage Loan Payable

The Property is encumbered by two mortgage loans. The first mortgage loan, with the principal balance of $26,367,000 as of September 30, 2012 bears interest of 4.71% per annum. Payments of interest only were due through September 2012. Beginning on October 1, 2012, the loan is payable in monthly interest and principal installments of $137,000 to maturity, September 1, 2020. The second mortgage loan, with the principal balance of $5,262,000 as of September 30, 2012 bears interest of 5.43% per annum and is payable in monthly interest and principal installments of $30,000 to maturity, September 1, 2020.

(5)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the "Company" or "our") included in the Company's Form 10-K for the fiscal year ended December 31, 2011 and the Company's Form 10-Q for the quarterly period ended September 30, 2012, as filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated balance sheet as of September 30, 2012 has been prepared to give effect to the acquisitions of Harrington, which was acquired on November 20, 2012, and Sandpiper, which was acquired on November 27, 2012

The following unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2011 and the consolidated statement of operations of the Company for nine months ended September 30, 2012 have been prepared to give effect to the acquisitions of Harrington and Sandpiper. The pro forma consolidated statements of operations assume that each acquisition had occurred on January 1, 2011.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of Harrington and Sandpiper and their related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of Harrington and Sandpiper occurred on January 1, 2011 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012

	Kennedy-Wilson Holdings, Inc. (a)	Harrington		Sandpiper		Company Pro Forma

Assets
Cash and cash equivalents	$126,804,000	$(15,806,000)	(b)	$(10,014,000)	(c)	$100,984,000
Accounts receivable	3,378,000	—		—		3,378,000
Accounts receivable — related parties	19,504,000	—		—		19,504,000
Notes receivable	43,391,000	—		—		43,391,000
Notes receivable — related parties	40,101,000	—		—		40,101,000
Real estate, net of accumulated depreciation	111,517,000	43,857,000	(b)	43,150,000	(c)	198,524,000
Investments in joint ventures	380,563,000	—		—		380,563,000
Investments in loan pool participations	102,854,000	—		—		102,854,000
Marketable securities	10,265,000	—		—		10,265,000
Other assets	19,955,000	449,000	(b)	681,000	(c)	21,085,000
Goodwill	23,965,000	—		—		23,965,000
Total assets	$882,297,000	$28,500,000		$33,817,000		$944,614,000

Liabilities and equity
Liabilities
Accounts payable	$1,306,000	$—		$—		$1,306,000
Accrued expenses and other liabilities	29,129,000	—		—		29,129,000
Accrued salaries and benefits	5,600,000	—		—		5,600,000
Deferred tax liability	19,610,000	975,000	(b)	—		20,585,000
Senior notes payable	249,425,000	—		—		249,425,000
Mortgage loans payable	30,748,000	26,000,000	(b)	33,817,000	(c)	90,565,000
Junior subordinated debentures	40,000,000	—		—		40,000,000
Total liabilities	375,818,000	26,975,000		33,817,000		436,610,000

Equity
Common stock	6,000	—		—		6,000
Additional paid-in capital	514,586,000	—		—		514,586,000
Retained earnings (accumulated deficit)	(11,583,000)	1,525,000	(b)	—		(10,058,000)
Accumulated other comprehensive income	11,786,000	—		—		11,786,000
Common stock held in treasury, at cost	(9,856,000)	—		—		(9,856,000)
Total Kennedy-Wilson Holdings, Inc. shareholders' equity	504,939,000	1,525,000		—		506,464,000
Noncontrolling interests	1,540,000	—		—		1,540,000
Total equity	506,479,000	1,525,000		—		508,004,000
Total liabilities and equity	$882,297,000	$28,500,000		$33,817,000		$944,614,000

See accompanying notes to unaudited pro forma consolidated balance sheet.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012

(a) Reflects the historical consolidated balance sheet as of September 30, 2012, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

(b) Pro forma effect of the Company's acquisition of Harrington for $41.3 million, assuming the acquisition of Harrington had occurred on September 30, 2012. The acquisition, which closed on November 20, 2012, was funded from cash available and related mortgage financing. The net purchase price was allocated to real estate, for the tangible assets, and other assets, for identifiable intangibles, upon business combination based on their estimated fair values. The fair value was in excess of the purchase price and therefore resulted in a non recurring credit of approximately $1,525,000 net of $975,000 tax.  Because this in a non recurring credit it has been excluded from the pro forma consolidated statement of operations.

(c) Pro forma effect of the Company's acquisition of Sandpiper for $43.5 million, assuming the acquisition of Sandpiper had occurred on September 30, 2012. The acquisition, which closed on November 27, 2012, was funded from cash available and the assumption of two existing loans totaling $31.6 million, with a fair value of $33.8 million. The net purchase price was allocated to real estate, for the tangible assets, and other assets, for identifiable intangibles, upon business combination based on their estimated fair values.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

	Kennedy Wilson Holdings, Inc. (a)	Harrington Square		Sandpiper		Company Pro Forma
Revenue
Management and leasing fees	$11,272,000	$—		$—		$11,272,000
Management and leasing fees - related party	18,036,000	—		—		18,036,000
Commissions	3,513,000	—		—		3,513,000
Commissions - related party	2,652,000	—		—		2,652,000
Sale of real estate	1,275,000					1,275,000
Rental and other income	4,432,000	1,945,000	(b)	3,499,000	(e)	9,876,000
Total revenue	41,180,000	1,945,000		3,499,000		46,624,000
Operating expenses
Commission and marketing expenses	3,676,000	—		—		3,676,000
Compensation and related expenses	30,658,000	—		—		30,658,000
Cost of real estate sold	1,275,000					1,275,000
General and administrative	13,571,000	—		—		13,571,000
Depreciation and amortization	2,903,000	729,000	(c)	647,000	(c)	4,279,000
Rental operating expenses	2,638,000	960,000	(b)	926,000	(e)	4,524,000
Total operating expenses	54,721,000	1,689,000		1,573,000		57,983,000
Equity in joint venture income	12,472,000			—		12,472,000
Interest income from loan pool participations and notes receivable	7,126,000	—		—		7,126,000
Operating income	6,057,000	256,000		1,926,000		8,239,000
Non-operating income (expense)
Interest income	95,000	—		—		95,000
Interest income - related party	2,408,000	—		—		2,408,000
Gain on sale of marketable securities	2,931,000	—		—		2,931,000
Realized foreign currency exchange loss	(80,000)	—		—		(80,000)
Interest expense	(19,979,000)	(653,000)	(d)	(946,000)	(f)	(21,578,000)
(Loss) income from continuing operations before benefit from (provision for) income taxes	(8,568,000)	(397,000)		980,000		(7,985,000)
Benefit from (provision for) income taxes	5,121,000	158,000	(g)	(390,000)	(g)	4,889,000
(Loss) income from continuing operations	(3,447,000)	(239,000)		590,000		(3,096,000)
Net income from continuing operations attributable to the noncontrolling interests	(2,990,000)	—		—		(2,990,000)
Net (loss) income attributable to Kennedy-Wilson Holdings, Inc.	(6,437,000)	(239,000)		590,000		(6,086,000)
Preferred dividends and accretion of preferred stock issuance costs	(6,108,000)	—		—		(6,108,000)
Net (loss) income from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(12,545,000)	$(239,000)		$590,000		$(12,194,000)
Basic and diluted loss per share from continuing operation attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$(0.23)					$(0.23)
Weighted average number of common shares outstanding	53,551,708					53,551,708

See accompanying notes to unaudited pro forma consolidated statement of operation.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

(a) Reflects our historical consolidated statement of operations, exclusive of discontinued operations, for the nine month period ended September 30, 2012, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

(b) Pro forma operating results of Harrington, assuming the acquisition had occurred on January 1, 2011, based on historical operations of the previous owner. The property tax abatement of $2.3M is being amortized over the useful life of the abatement which is 10 years.

(c) Pro forma depreciation and amortization expense for Harrington and Sandpiper, assuming the acquisitions had occurred on January 1, 2011. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life.

(d) Pro forma interest expense on a $26.0 million mortgage financing fixed at 3.35% per annum related to the acquisition of Harrington, assuming that the borrowing was outstanding as of January 1, 2011.

(e) Pro forma operating results of Sandpiper, assuming the acquisition had occurred on January 1, 2011, based on historical operations of the previous owner.

(f) Pro forma interest expense on the following two assumed loans related to the acquisition of Sandpiper, assuming that the borrowings were outstanding as of January 1, 2011: (1) $26.4 million loan, at par, fixed at 4.71% per annum, with a fair value of $28.0 million and an effective rate of 3.76% and (2) $5.3 million loan, at par, fixed at 5.43% per annum, with a fair value of $5.8 million and an effective rate of 3.93%. Interest expense also includes the amortization of the fair value adjustment of the loans using the effective interest rate method.

(g) Combined U.S. federal statutory and State of California income tax rates of 39.8%.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Kennedy Wilson Holdings, Inc. (a)	Harrington Square		Sandpiper		Company Pro Forma
Revenue
Management and leasing fees	$12,570,000	$—		$—		$12,570,000
Management and leasing fees - related party	14,546,000	—		—		14,546,000
Commissions	5,777,000	—		—		5,777,000
Commissions - related party	24,183,000	—		—		24,183,000
Sale of real estate	417,000	—		—		417,000
Rental and other income	5,140,000	1,546,000	(b)	4,269,000	(f)	10,955,000
Total revenue	62,633,000	1,546,000		4,269,000		68,448,000
Operating expenses
Commission and marketing expenses	3,965,000	—		—		3,965,000
Compensation and related expenses	41,129,000	—		—		41,129,000
Cost of real estate sold	397,000	—		—		397,000
General and administrative	14,455,000	97,000	(c)	176,000	(c)	14,728,000
Depreciation and amortization	2,798,000	1,480,000	(d)	1,163,000	(d)	5,441,000
Rental operating expenses	3,308,000	917,000	(b)	1,229,000	(f)	5,454,000
Total operating expenses	66,052,000	2,494,000		2,568,000		71,114,000
Equity in joint venture income	12,507,000			—		12,507,000
Interest income from loan pool participations and notes receivable	7,886,000	—		—		7,886,000
Operating income (loss)	16,974,000	(948,000)		1,701,000		17,727,000
Non-operating income (expense)
Interest income	285,000	—		—		285,000
Interest income - related party	2,021,000	—		—		2,021,000
Remeasurement gain	6,348,000	—		—		6,348,000
Interest expense	(20,507,000)	(871,000)	(e)	(1,290,000)	(g)	(22,668,000)
Income (loss) from continuing operations before benefit from (provision for) income taxes	5,121,000	(1,819,000)		411,000		3,713,000
Benefit from (provision for) income taxes	2,014,000	724,000	(h)	(164,000)	(h)	2,574,000
Income (loss) from continuing operations	7,135,000	(1,095,000)		247,000		6,287,000
Income from discontinued operations, net of income taxes	8,000					8,000
Gain from sale of real estate, net of income taxes	335,000					335,000
Net income (loss)	7,478,000	(1,095,000)		247,000		6,630,000
Net income from continuing operations attributable to the noncontrolling interests	(1,132,000)	—		—		(1,132,000)
Net income (loss) from continuing operations attributable to Kennedy-Wilson Holdings, Inc.	6,346,000	(1,095,000)		247,000		5,498,000
Preferred dividends and accretion of preferred stock issuance costs	(8,744,000)	—		—		(8,744,000)
Net (loss) income from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(2,398,000)	$(1,095,000)		$247,000		$(3,246,000)
Basic and diluted loss per share from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$(0.06)					$(0.08)
Weighted average number of common shares outstanding	42,415,770					42,415,770

See accompanying notes to unaudited pro forma consolidated statement of operation.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

(a) Reflects our historical consolidated statement of operations for the year ended December 31, 2011, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the year ended December 31, 2011.

(b) Pro forma operating results of Harrington, assuming the acquisition had occurred on January 1, 2011, based on historical operations of the previous owner.

(c) Pro forma effect of the non-recurring acquisition expenses in relation to the Company's acquisitions of Harrington and Sandpiper.

(d) Proforma depreciation and amortization expense for Harrington and Sandpiper, assuming the acquisitions had occurred on January 1, 2011. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(e) Pro forma interest expense on a $26.0 million mortgage financing fixed at 3.35% per annum related to the acquisition of Harrington, assuming that the borrowing was outstanding as of January 1, 2011.

(f) Pro forma operating results of Sandpiper, assuming the acquisition had occurred on January 1, 2011, based on historical operations of the previous owner. Amortization on above/below market lease intangible costs is recognized using the straight-line method over the life of the lease and included in rental and other income.

(g) Pro forma interest expense on the following two assumed loans related to the acquisition of Sandpiper, assuming that the borrowings were outstanding as of January 1, 2011: (1) $26.4 million loan, at par, fixed at 4.71% per annum, with a fair value of $28.0 million and an effective rate of 3.76% and (2) $5.3 million loan, at par, fixed at 5.43% per annum, with a fair value of $5.8 million and an effective rate of 3.93%. Interest expense also includes the amortization of the fair value adjustment of the loans using the effective interest rate method.

(h) Combined U.S. federal statutory and State of California income tax rates of 39.8%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: February 14, 2013